SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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 Date of report (Date of earliest  event  reported)  February 17, 1999 (February 12, 1999)
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                        PATAPSCO VALLEY BANCSHARES, INC.
               (Exact name of Registrant as specified in Charter)




         Maryland                                      0-24887                             52-1996620
(State or other Jurisdiction                   (Commission File Number)          (IRS Employer Identification
      of incorporation)                                                                    No.)


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              8593 Baltimore National Pike, Ellicott City, MD 21043
                (Address of Principal Executive Offices/Zip Code)



       Registrant's telephone number, including area code: (410) 465-0900




                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)









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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.

         Effective at 11:59 p.m. on February 11, 1999, Patapsco Valley Bancshares, Inc., parent company of Commercial and Farmers Bank (the "Bank"), through the Bank's subsidiary, C&F Insurance Agency, Inc., consummated its acquisition of the assets of the Ellicott City branch of Fowler Insurance, Inc. (formerly, Fowler & Seidl, Inc.), a full line independent insurance agency. A copy of the Bank's Press Release, which announces the acquisition, is attached to this Current Report as Exhibit 99.1.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PATAPSCO VALLEY BANCSHARES, INC.



Date:  February 17, 1999                  By:/s/ Kevin P. Huffman
                                             --------------------------
                                             Kevin P. Huffman
                                             Executive Vice President








                                  EXHIBIT INDEX



Exhibit
Number   Description of Exhibit
         ----------------------

99.1     Press Release


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